Vanguard Explorer Value™ Fund

Supplement to the Prospectus Dated March 16, 2010

Subscription Period

Vanguard Explorer Value Fund is holding a subscription period from March 16, 2010, through March 30, 2010. During this period, the Fund will invest in money market instruments, rather than follow its normal investment policies. This strategy should allow the Fund to accumulate sufficient assets to construct a complete portfolio on a single day (March 30, 2010), and is expected to reduce initial trading costs.

The Fund reserves the right to terminate its subscription period prior to March 30, 2010, and immediately invest according to its normal investment policies.

During the subscription period, retail investors who invest directly with Vanguard, including Voyager®, Voyager Select®, and Flagship® members, may invest in the Fund online, by telephone, or by mail (including by check, bank transfer, or exchange from another Vanguard fund account). Please see the Investing With Vanguard section of the prospectus for more details.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS1690 032010

Vanguard Explorer Value™ Fund

Summary Prospectus

March 16, 2010

Investor Shares

Vanguard Explorer Value Fund Investor Shares (VEVFX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
March 16, 2010 are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	0.55%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses (Estimated)	0.59%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$60	$189

Portfolio Turnover

The Fund has no operating history and therefore has no portfolio turnover information.

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Primary Investment Strategies

The Fund invests mainly in the stocks of small and medium-size U.S. companies, choosing stocks considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and are trading at prices that the advisor feels are below-average in relation to such measures as cash flow and book value. These stocks often have above-average dividend yields. The Fund uses multiple investment advisors.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from small- and mid-capitalization value stocks will trail returns from the overall stock market. Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The Fund began operations on March 16, 2010, so performance information is not yet available.

Investment Advisors
Cardinal Capital Management, L.L.C.

Frontier Capital Management Co., LLC

Sterling Capital Management LLC

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Portfolio Managers

Amy K. Minella, Partner and Portfolio Manager of Cardinal Capital. She has co-managed a portion of the Fund since its inception.

Eugene Fox III, Partner and Portfolio Manager of Cardinal Capital. He has co-managed a portion of the Fund since its inception.

Robert B. Kirkpatrick, CFA, Partner and Portfolio Manager of Cardinal Capital. He has co-managed a portion of the Fund since its inception.

Thomas W. Duncan, Jr., Senior Vice President and Portfolio Manager of Frontier Capital. He has co-managed a portion of the Fund since its inception.

William A. Teichner, CFA, Senior Vice President and Portfolio Manager of Frontier Capital. He has co-managed a portion of the Fund since its inception.

Eduardo A. Brea, CFA, Managing Director and Portfolio Manager of Sterling Capital. He has co-managed a portion of the Fund since its inception.

Brian R. Walton, CFA, Managing Director and Portfolio Manager of Sterling Capital. He has co-managed a portion of the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund is only available for purchase by retail investors who invest directly with Vanguard, including Voyager®, Voyager Select®, and Flagship® members. The Fund is not available to institutional investors, including retirement plans, Section 529 plans, and financial intermediaries, such as a bank, broker, or investment advisor. Eligible investors may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

3

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Explorer Value Fund Investor Shares—Fund Number 1690

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP1690 032010